UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 20, 2016

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2016-2

(Exact name of issuing entity as specified in its charter)

Commission file number of issuing entity: 333-206684-02

Central Index Key Number of issuing entity: 0001672712

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact name of depositor as specified in its charter)

Commission file number of depositor: 333-206684

Central Index Key Number of depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

61-6565416

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2016, the following material definitive agreements, which are filed as exhibits to this Report, were entered into:

1.	Servicing Agreement, dated as of July 15, 2016 (the “Servicing Agreement”), by and between Santander Consumer USA Inc. (the “Servicer”) and Santander Consumer International Puerto Rico LLC (the “Subservicer”).

2.	Program Portfolio Schedule (SDART Publicly Registered Transactions), dated as of July 15, 2016 (the “Program Portfolio Schedule”), by and between the Servicer and the Subservicer.

Item 6.02 Change of Servicer or Trustee.

The Servicer is the servicer for Santander Drive Auto Receivables Trust 2016-2 (the “Issuing Entity”). As more fully described below, effective on and as of July 15, 2016, the Servicer is delegating certain of its duties as servicer to the Subservicer.

Delegation Authority Under the Sale and Servicing Agreement

Section 6.5 of the Sale and Servicing Agreement, dated as of May 11, 2016 (the “Sale and Servicing Agreement”), by and among the Issuing Entity, the Servicer, Santander Drive Auto Receivables LLC and Wells Fargo Bank, National Association, as Indenture Trustee, provides that:

“The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Transaction Documents to any of its Affiliates or (b) specific duties (including, without limitation, its duties as custodian) to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer, the Indenture Trustee and, to the extent it is acting as Relevant Trustee, the Certificate Paying Agent for its duties hereunder as if the Servicer alone were performing such duties. For any servicing activities delegated to third parties in accordance with this Section 6.5, the Servicer shall follow such policies and procedures to monitor the performance of such third parties and compliance with such servicing activities as the Servicer follows with respect to comparable motor vehicle receivables serviced by the Servicer for its own account.”

The Subservicer

The Subservicer is a Puerto Rico limited liability company formed on November 17, 2015. The Subservicer is a wholly-owned direct subsidiary of the Servicer.

The Subservicing Agreement

The subservicing arrangement between the Servicer and the Subservicer is governed by the Servicing Agreement and the Program Portfolio Schedule (collectively, the “Subservicing Agreement”).

Under the Subservicing Agreement, the Subservicer will manage, service, collect, enforce, administer and provide other services (collectively, the “Services”) with respect to each receivable held by the Issuing Entity that is a Performing Loan (as defined in the Subservicing Agreement) (each such receivable, a “Receivable”). The Subservicing Agreement requires the Subservicer to perform the Services using the degree of skill and attention that the Subservicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others and that is consistent with its customary servicing practices.

The Subservicer’s duties include collection and posting of all payments, responding to inquiries of obligors, investigating delinquencies, sending invoices or payment coupons to obligors, accounting for collections and furnishing monthly and annual statements to the Servicer as required by the Subservicing Agreement. The Servicer will continue to act as custodian of the contract files for the Receivables.

The Subservicing Agreement provides that, upon the occurrence of a Servicing Trigger (as defined in the Subservicing Agreement) with respect to a Receivable, all servicing activities relating to such Receivable immediately shall be transferred to the Servicer and the Subservicer shall have no further duties with respect to such Receivable. If the event which caused such Servicing Trigger is cured or no longer exists, all servicing activities with respect to the related Receivable immediately shall be transferred to the Subservicer.

The Subservicer will be entitled to a fee payable directly by the Servicer and not by the Issuing Entity or from Available Funds (as defined in the Sale and Servicing Agreement).

The Subservicing Agreement is governed by New York law.

The Subservicer’s Servicing Practices

The Subservicer is a recently-formed entity and a wholly-owned direct subsidiary of the Servicer. The Subservicer has no servicing history and currently does not own any receivables for its own account. However, the Subservicer has hired certain of the Servicer’s former key servicing personnel, and the Subservicer will utilize the Servicer’s systems in connection with the fulfillment of the Subservicer’s duties under the Subservicing Agreement. In addition, the servicing practices and procedures of the Subservicer with respect to the receivables held by the Issuing Entity are substantially the same as the servicing practices and procedures of the Servicer with respect to such receivables. Accordingly, the disclosure provided in the prospectus relating to the Issuing Entity’s issuance of Auto Loan Asset-Backed Notes, dated May 3, 2016, with respect to the Servicer’s servicing practices and procedures pursuant to Item 1108(c) of Regulation AB applies to the Subservicer and is incorporated herein by reference.

In addition to its duties with respect to the Issuing Entity as described herein, the Subservicer will act as subservicer with respect to all other outstanding auto loan securitization transactions sponsored by Santander Consumer USA Inc. and serviced by the Servicer. The Subservicer is expected to act as subservicer with respect to all future auto loan securitization transactions sponsored by Santander Consumer USA Inc. and serviced by the Servicer.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 99.1	Servicing Agreement, dated as of July 15, 2016, by and between the Servicer and the Subservicer.

Exhibit 99.2	Program Portfolio Schedule (SDART Publicly Registered Transactions), dated as of July 15, 2016, by and between the Servicer and the Subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2016	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Andrew Kang

	Name:	Andrew Kang
	Title:	President and Chief Executive Officer

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